UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 23, 2007 (January 17, 2007)
Date of Report (Date of earliest event reported)

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

380 Madison Avenue New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2007, Investment Technology Group, Inc. (the “Company”) (NYSE: ITG) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference, announcing that Kevin J.P. O’Hara, has been appointed to its board of directors as of January 17, 2007.  With the appointment of Mr. O’Hara, the Company’s board of directors has nine members.

Mr. O’Hara currently serves as Chief Administrative Officer and Chief Strategy Officer of CBOT Holdings, Inc.  Prior to that, he served as Chief Administrative Officer, General Counsel, and Corporate Secretary of Archipelago Holdings, Inc., from 1999 to 2006 and served as Executive Vice President and Co-General Counsel of NYSE Group, Inc., in 2006.  Prior to joining Archipelago, Mr. O’Hara worked in Romania and Lithuania from 1995 to 1999 on the development of legal, regulatory, and technology infrastructure of emerging capital markets. He served as Senior Attorney in Bucharest, Romania, for Financial Markets International, Inc., and Project Director in Vilnius, Lithuania, and Project Manager on other regional projects while based in the United States for the Pragma Corporation.  Prior to his international experience, Mr. O’Hara worked in the Division of Enforcement of the U.S. Securities and Exchange Commission in Washington, D.C., as Senior Counsel from 1994 to 1995 and as Staff Attorney from 1991 to1993. In 1993, Mr. O’Hara served as a Special Assistant United States Attorney at the U.S. Department of Justice. From 1988 to 1991, he practiced corporate and commercial litigation at the Chicago law firm of Ross & Hardies, now McGuire Woods Ross & Hardies. He previously served from 2003 to 2005 on the board of managers of White Cap Trading, L.L.C., an institutional broker.

Mr. O’Hara will participate in the Company’s Director Equity Subplan which is described in the Form 8-K filed by the Company on January 25, 2006 and in the Company’s Directors Retainer Fee Subplan, which is described in the Company’s Definitive Proxy Statement filed on March 29, 2006.

Item 9.01 — Financial Statements and Exhibits.

(d)                     Exhibits

Exhibit Number	Description
99.1	Press Release of Investment Technology Group, Inc., dated January 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

Dated: January 23, 2007	By:	/s/ Howard C. Naphtali
Howard C. Naphtali
Managing Director, Chief Financial Officer, and
Duly Authorized Signatory of Registrant

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Investment Technology Group, Inc., dated January 18, 2007